FPA New Income, Inc. (FPNIX)

Supplement dated May 31, 2016 to the

Prospectus dated January 31, 2016

This Supplement updates certain information contained in the Prospectus for FPA New Income, Inc. (the “Fund”) dated January 31, 2016.  You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.fpafunds.com or calling us at (800) 638-3060.

Effective June 1, 2016, the annual fund operating expense table in the section “Fund Summary-Fees and Expenses of the Fund” on page 2 is hereby deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.58%
Expense Reimbursement(1)	0.09%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.49%

(1)  First Pacific Advisors, LLC (the “Adviser” or “FPA”), the Fund’s investment adviser, has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 0.49% of the average daily net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through May 31, 2017.  This agreement may only be terminated earlier by the Fund’s Board of Directors (the “Board”) or upon termination of the Advisory Agreement.  The expense reimbursement has been estimated to reflect the anticipated reimbursement to the Fund.

Effective June 1, 2016, the table in the section “Fund Summary-Example” on page 2 is hereby deleted in its entirety and replaced with the following:

One Year	Three Years	Five Years	Ten Years
$50	$157	$274	$616

Effective June 1, 2016, the first two sentences in the second paragraph in the section “Fund Summary-Principal Investment Strategies” on page 3 are hereby deleted in its entirety and replaced with the following:

The Fund generally invests in highly rated debt securities and will invest at least 75% of its total assets, calculated at market value at time of purchase, in debt securities rated at least A- or its equivalent by a nationally recognized statistical rating organization (“NRSRO”).  The Fund may invest up to 25% of its total assets, calculated at market value at time of purchase, in debt securities that are rated below A- or its equivalent by a NRSRO or that are unrated.

Effective June 1, 2016, the first two sentences in the second paragraph in the section “Details about the Fund-Principal Investment Strategies” on page 8 are hereby deleted in its entirety and replaced with the following:

The Fund generally invests in highly rated debt securities and will invest at least 75% of its total assets, calculated at market value at time of purchase, in debt securities rated at least A- or its equivalent by a NRSRO.  The Fund may invest up to 25% of its total assets, calculated at market value at time of purchase, in debt securities that are rated below A- or its equivalent by a NRSRO or that are unrated.

Effective June 1, 2016, the first paragraph in the section “Management of the Fund” on page 18 is hereby supplemented with the following:

In addition, commencing on June 1, 2016, the Adviser has contractually agreed to reimburse expenses in excess of 0.49% of the average daily net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through May 31, 2017.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

FPA New Income, Inc. (FPNIX)

Supplement dated May 31, 2016 to the

Statement of Additional Information dated January 31, 2016

This Supplement updates certain information contained in the Statement of Additional Information (the “SAI”) for FPA New Income, Inc. (the “Fund”) dated January 31, 2016.  You should retain this Supplement and the SAI for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.fpafunds.com or calling us at (800) 638-3060.

Effective June 1, 2016, the third paragraph in the section “Investment Advisory and Other Services-Investment Adviser” on page 39 is hereby deleted in its entirety and replaced with the following:

Under the Advisory Agreement, the Adviser pays the Fund the amount by which certain defined operating expenses of the Fund for any fiscal year exceed 1.50% of the first $15 million of average net assets, plus 1% of the remaining average net assets.  Such reimbursement is calculated at the close of business on the last business day of each calendar month. Any required reduction or refund is computed and paid monthly.

In addition, commencing on June 1, 2016, the Adviser has contractually agreed to reimburse the Fund for expenses in excess of 0.49% of the average daily net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through May 31, 2017.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE